PROPERTY AND EQUIPMENT	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements
Note 16. PROPERTY AND EQUIPMENT

Property and equipment at December 31, 2010 and 2009, consists of:

($ in thousands)	2010	2009

Equipment	$820	$1,472
Leasehold improvements	—	31
Furniture	66	162
	886	1,665
Less accumulated depreciation	(867)	(1,624)
	$19	$41

During the year ended December 31, 2010, the Company disposed of Leasehold Improvements of approximately $31,000 net of accumulated amortization of $31,000; furniture of $96,000 net of accumulated depreciation of $96,000 and equipment of $669,000 net of accumulated depreciation of $669,000.

Total depreciation expense for the years ended December 31, 2010 and 2009 was approximately $35,000 and $83,000, respectively.